Financial Assets at Fair Value Through Other Comprehensive Income - Summary of Financial Assets at Fair Value Through Other Comprehensive Income (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2021 TWD ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 TWD ($)
Financial assets at fair value through other comprehensive income [abstract]
Investments in equity instruments at FVTOCI	$ 943,354	$ 34,007	$ 728,398
Investments in debt instruments at FVTOCI	1,076,458	38,805	1,012,736
Total	$ 2,019,812	$ 72,812	$ 1,741,134